                                                                    EXHIBIT 10.5

                     INTERNATIONAL INTEGRATION INCORPORATED

                        FOUNDING STOCKHOLDERS' AGREEMENT

      This Agreement is made as of this 6th day of May, 1997 between International Integration Incorporated, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), and the undersigned holders of its Common Stock, par value $.01 per share, each of whom individually is called a "Shareholder" and all of whom are together referred to as the "Shareholders."

      Each Shareholder desires to confirm in writing his agreement with the Corporation that he will not sell, assign, transfer, or in any manner dispose of the beneficial or legal interest in any shares of Common Stock of the Corporation now or hereafter owned by him (the "Shares"), or create or suffer the creation of a security interest in the Shares, except in accordance with this Agreement.

      In consideration of the mutual and dependant promises contained in this Agreement, each Shareholder and the Corporation agree as follows:

      SECTION 1. RIGHT OF CORPORATION TO PURCHASE. Subject to the terms and conditions of this Agreement:

      (a) OPTION AND RIGHT OF FIRST REFUSAL. The Corporation is hereby granted the option and right to purchase any or all of the Shares at the purchase price set forth in Section 2(a) that any Shareholder (including, in the event of death, incompetency, insolvency or bankruptcy of any Shareholder, any legal representatives of such Shareholder) proposes to sell, assign, transfer or dispose in any other manner. The Shareholder proposing to sell, assign, transfer or dispose of any or all of his Shares to a third party shall obtain a written offer from such third party setting forth the proposed price for the Shares, the manner of payment and all other terms of the offer (the "Written Offer"). The Shareholder shall deliver to the Corporation, not less than sixty (60) days prior to the anticipated date of consummation of the proposed sale, transfer or other disposition, a written notice setting forth the anticipated date of such transaction, the number of Shares that are to be the subject of such transaction, the names and addresses of the prospective parties thereto, the proposed consideration, the terms of payment and any other material facts related thereto (the "Notice of Transaction"), which Notice shall be accompanied by a copy of the Written Offer. The Corporation shall have the right to exercise the option created by this Section 1(a) by delivering to the Shareholder proposing such transaction, within thirty (30) days of delivery of such Shareholder's Notice of Transaction, a written notice of exercising this option setting forth the number of Shares to be acquired, the purchase price for the Shares and the date of payment therefor (the "Notice of Exercise"), which date shall not be more than thirty (30) days after the date of delivery by the Corporation of its Notice of Exercise. This Section 1(a) shall not apply to (A) a proposed sale as part of a public offering of the Shares pursuant to a registration statement under the Securities Act of 1933 or Regulation A thereunder; (B) a sale, transfer or disposition that takes place as part of a corporate reorganization or pursuant to a plan of merger or consolidation duly adopted by the stockholders of the Corporation; or (C) a proposed transfer by the Shareholder to his spouse or issue or a trust for the benefit of such persons, or any transfer by operation of law to any such transferee, provided that any such transferee shall become a party to this Agreement and agree in writing to join herein and be bound hereby. (The sale, transfer or disposition specified in subclause (C) is hereinafter referred to as a "Permitted Transaction" and the transferee is hereafter referred to as a "Permitted Transferee.")

      (b) OPTION TO PURCHASE PLEDGED SHARES. A Shareholder may not cause any Shares to become subject to any security interest or security agreement, transfer the record or beneficial ownership of any Shares pursuant to the terms of any security agreement or by operation of law, or otherwise pledge any Shares to a transferee (a "Creditor Transferee") in connection with the creation, satisfaction, assumption or guarantee of any indebtedness by the Shareholder, unless (i) the Shareholder has provided the Corporation with a written notice (a "Pledge Notice") disclosing his intent to pledge any or all of his Shares and outlining the principal terms of such pledge and (ii) the Corporation has received from the Creditor Transferee a written instrument (a "Creditor Acknowledgment") (A) acknowledging that the Shareholder proposing to pledge any or all of his Shares is bound by the terms of this Agreement, (B) acknowledging the Corporation's option and right under Section 1(a) of this Agreement to purchase any or all of the pledged Shares in the event of a default by the pledging Shareholder under the terms of the pledge and (C) agreeing to provide the pledging Shareholder with a Written Offer and otherwise to comply, and to permit the pledging Shareholder to comply, with the terms of this Agreement prior to any exercise by such Creditor Transferee of its rights under any pledge. In the event of a proposed exercise by a Creditor Transferee of its rights to any pledged Shares, either the Shareholder or Creditor Transferee shall deliver a Notice of Transaction and Written Offer to the Corporation in accordance with the provisions of Section 1(a), whereupon the Corporation shall exercise its rights pursuant to and in accordance with Section 1(a).

      In the event the Corporation does not receive a Pledge Notice and Creditor

Acknowledgment prior to a Shareholder causing Shares to become subject to a pledge, the Corporation shall have an option to purchase any or all of the pledged Shares at the purchase price set forth in Section 2(b) hereof.

      (c) FAILURE TO DELIVER NOTICE OF TRANSACTION. In the event any Shareholder fails to deliver a Notice of Transaction in a timely manner as provided herein, the Corporation's rights hereunder shall not be impaired and its option shall continue, and may be exercised within sixty (60) days of receipt by the Corporation of such Notice, no matter when received. No transferee of any Shares by operation of law, and no secured party, creditor, trustee, receiver or assignee of any Shareholder shall have rights as a stockholder of the Corporation unless the Shares so transferred shall have first been offered to the Corporation as provided in this Agreement.

      (d) WITHDRAWAL OF NOTICE OF TRANSACTION. Any Stockholder who has delivered a Notice of Transaction pursuant to paragraphs (a) or (b) of this Section 1 may withdraw such Notice of Transaction at any time prior to the delivery by the Corporation of payment for the Shares. Upon withdrawal of a Notice of Transaction, the Corporation shall have no rights to exercise its option under
Section 1(a), with respect to such proposed transaction.

      SECTION 2. PURCHASE PRICE. (a) In the event of a purchase pursuant to
Section 1(a) hereof, the purchase price shall be the purchase price to be paid by a proposed transferee (or its equivalent in cash) as set forth in the Notice of Transaction given by a Shareholder to the Corporation as required by paragraphs (a) or (b) of Section 1 hereof.

      (b) Except as set forth in paragraph (a) above, the purchase price to be paid for any Share to be purchased pursuant to this Agreement shall be the book value for such Share as of the last day of the fiscal quarter preceding the fiscal quarter during which the event giving rise to such option or obligation occurred, as such book value shall be determined from the books of the Corporation in accordance with generally accepted accounting principles, consistently applied, and adjusted upward or downward, as the case may be, to the extent necessary to:

            (i) reflect corrections or errors;

            (ii) provide appropriate accruals and reserves for all taxes (including but not limited to all taxes based on income), bonuses and other employee compensation (including but not limited to compensation payable after the end of the then current fiscal year), reserves for contingent liabilities and such other reserves as the Board of Directors may deem proper, and such other items of income and expense attributable to the period prior to the date as of which the determination is made as the Board of Directors may deem proper;

            (iii) exclude any value for customers' lists, records, files, leases and any other good will relating to the business of the Corporation or any of its subsidiaries or affiliates;

            (iv) reflect the book value (as adjusted in the manner set forth in this subparagraph) of any subsidiary of the Corporation;

            (v) provide for the effect on book value of exercise of outstanding options, warrants or other rights to acquire any capital stock of the Corporation; and

            (vi) reflect the liquidation preference of each share of capital stock having a preference with respect to distribution of assets on liquidation or dissolution.

      SECTION 3. PAYMENT OF PURCHASE PRICE. On any payment date provided pursuant to Section 1 of this Agreement, the entire purchase price payable for the Shares that the Corporation is obligated to purchase or with respect to which it has exercised an option shall be tendered and paid at 11:00 a.m., local time, at the principal office of the Corporation against delivery of the certificate or certificates for the Shares to be purchased, duly endorsed for transfer or accompanied by one or more duly executed stock powers, with signatures guaranteed by a bank or trust company, as follows:

      (a) The entire purchase price shall be paid in cash, or by good certified or bank check, unless the terms of payment specified in the Notice of Transaction or Written Offer delivered by such Shareholder to the Corporation pursuant to paragraphs (a) and (b) of Section 1 specified payment on the installment or other deferred method, in which event the purchase price shall, at the option of the Corporation or the Shareholder, be paid according to such method.

      (b) Nothing contained in this Section 3 shall prevent the Corporation from paying any of the purchase price in a manner not provided for herein if mutually agreed to by the Corporation and the Shareholder from whom such Shares are to be purchased.

      SECTION 4. RIGHTS OF SHAREHOLDER ON FAILURE OF CORPORATION TO EXERCISE OPTION. Whenever, pursuant to the provisions of paragraphs (a) and (b) of
Section 1 hereof, the Corporation has the option to exercise its rights under
Section 1(a) and does not exercise this right, then, upon the expiration of the period during which the Corporation shall have had such option, the Shareholder by whom such Shares are held, shall be free for a period of ninety days to sell, assign, transfer or otherwise dispose of such Shares for the consideration and upon the terms and conditions stated in such Shareholder's Notice of Transaction, including the

Written Offer, provided, however, that any such purchaser or other permitted transferee shall become party to this Agreement and agree in writing to join herein and be bound by all of the terms and conditions hereof. If not so sold, assigned, transferred or otherwise disposed of within such ninety-day period such Shares shall again become subject to the provisions of this Agreement.

      SECTION 5. NO WAIVER OF SUBSEQUENT OPTIONS. The failure of the Corporation in any instance to exercise in full any option arising under Section 1 hereof shall not be a waiver of any option that may subsequently arise under this Agreement.

      SECTION 6. CANCELLATION OF SHARES. If the Corporation shall make available, at the time and place and in the amount and form as provided in this Agreement, the entire purchase price of all Shares to be purchased in accordance with Section 1 hereof, then from and after such time all rights of the person from whom Shares are to be purchased as a stockholder of the Corporation and as a holder of Shares of the Corporation shall cease with respect to the Shares to be purchased by the Corporation, other than the right to receive payment of such purchase price in accordance with this Agreement, and such Shares shall be deemed to be no longer outstanding, regardless of whether the certificate or certificates therefor have been delivered to the Corporation as required by this Agreement; provided, however, that if the person from whom Shares are to be purchased is selling, assigning, transferring or otherwise disposing of less than all the Shares owned by him, such person shall retain his rights as a stockholder of the Corporation with respect to any Shares not purchased by the Corporation.

      SECTION 7. STOCK CERTIFICATES. Shares of stock of the Corporation of any class shall be issued only in the names of the beneficial owners thereof. No transfer of shares of stock of the Corporation shall be effected except on the stock books of the Corporation upon surrender of the certificate or certificates therefor, duly endorsed for transfer or accompanied by one or more duly executed stock powers, and with all stock transfer taxes paid or provided for.

      SECTION 8. COMPLIANCE. No Shareholder shall sell, assign, transfer or in any manner dispose of any Shares now or hereafter owned by him, or pledge or create or suffer the creation of a security interest therein, nor shall any Shares or any interest therein be transferable by the Corporation on its books except upon compliance with this Agreement, and any sale, assignment, transfer, disposition, pledge or the creation of any security interest contrary to the provisions of this Agreement shall be null, void and of no effect. A Shareholder shall indemnify and hold harmless the Corporation from any costs or expenses (including reasonable attorneys' fees) in the event of any breach of this Agreement or in the event of the sale of any of his Shares to the Corporation pursuant to this Agreement from and against the claims of any other person with respect to such Shares.

      SECTION 9. CERTIFICATE LEGEND. All certificates representing outstanding Shares owned of record or beneficially by a Shareholder shall have written, stamped or printed on the face or back of the certificates a legend substantially as follows:

                   "THIS CERTIFICATE AND THE SHARES REPRESENTED
                   HEREBY ARE SUBJECT TO THE TERMS OF A WRITTEN
                   STOCKHOLDERS' AGREEMENT, DATED AS OF MAY 6, 1997, BETWEEN THE CORPORATION AND CERTAIN OF ITS SHAREHOLDERS. THE CORPORATION UPON WRITTEN REQUEST WILL FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

      SECTION 10. SHAREHOLDER REPRESENTATION. Each Shareholder represents and warrants that he is the sole record, legal and beneficial owner of the Shares set forth next to such Shareholder's name below, in each case free and clear of any and all liens, charges and other encumbrances.

      SECTION 11. TERMINATION. This Agreement shall terminate on the earlier of
(i) the second anniversary of the date hereof and (ii) the closing of an initial public offering of the Corporation's securities (the "Termination Date").

      SECTION 12. AMENDMENT. This Agreement may not be modified, amended, or terminated prior to the Termination Date except by an instrument in writing signed by a duly authorized officer on behalf of the Corporation and each of the undersigned.

      SECTION 13. FURTHER ASSURANCES. Each party hereto agrees to execute and deliver such further instruments, certificates and documents as shall be necessary to carry out the provisions of this Agreement.

      SECTION 14. BINDING EFFECT. This Agreement shall inure to the benefit of' and be binding upon the Corporation and its successors and assigns and each Shareholder and his legal representatives, heirs, testate and intestate distributees and assigns, and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and agreed in writing to join herein and be bound by the terms and conditions hereof.

      SECTION 15. MASSACHUSETTS LAW. This Agreement is and shall be deemed to be made and performed in The Commonwealth of Massachusetts. This Agreement and any controversies arising between the parties to this Agreement shall be governed and construed by and in accordance with the laws of The Commonwealth of Massachusetts.

      SECTION 16. NO WAIVER. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

      SECTION 17. ILLEGALITY. In the event that any provision of this Agreement shall be invalid or contrary to law, the remaining provisions shall remain in full force and effect and in all respects binding upon all of the parties to this Agreement.

      SECTION 18. NOTICES. Any notice required or permitted by this Agreement shall be deemed delivered when given by registered or certified mail, return receipt requested, addressed to the Corporation at its principal office, to any Shareholder at his address as shown on the books of the Corporation and to any other party hereto at such other address as shall from time to time be specified in a notice similarly given.

      IN WITNESS WHEREOF, the Corporation has caused this agreement to be signed by its duly authorized officer, and each Shareholder has set his hand, all as of the day and year first above written.

                                   INTERNATIONAL INTEGRATION INCORPORATED


                                   By: /s/ Michael Pehl
                                       ------------------------------
                                       Michael Pehl
                                       Chief Executive Officer

SHARES                             SHAREHOLDERS:


1,755,000                          /s/ Madhav Anand
                                   ------------------------------
                                   Madhav Anand

1,755,000                          /s/ Yannis Doganis
                                   ------------------------------
                                   Yannis Doganis


6,755,025                          /s/ Sundar Subramaniam
                                   ------------------------------
                                   Sundar Subramaniam


1,755,000                          /s/ Edouard Aslanian
                                   ------------------------------
                                   Edouard Aslanian